UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22097

Tortoise Gas and Oil Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2008

Item 1. Reports to Stockholders.

Tortoise Gas and Oil Corp.

Yield

Growth

Quality

2008 2nd Quarter Report

May 31, 2008

...Steady Wins®

Company at a Glance

Tortoise Gas and Oil Corp. invests in privately-held companies and publicly-traded master limited partnerships and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. We seek a high level of total return through a combination of capital appreciation and current income. We invest in equity securities of companies that we expect to pay current and growing distributions and provide capital growth through private-to-public company valuation creation and acquisitions.

Our Targeted Portfolio

Upstream investments that:

  produce energy resources, including crude oil, natural gas, and coal from proved reserves.

  have mature, developed, long-lived assets, with multi-year hedging strategies.

  intend to successfully replace depleted reserves to offset natural production declines.

  either maintain or grow cash distribution levels.

Midstream investments that:

  transport, process, store, distribute or market natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

  either maintain or grow cash distribution levels.

A Tortoise Gas and Oil Investment Versus a Direct Investment in MLPs

Tortoise Gas and Oil provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Gas and Oil is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits.

Additional features of Tortoise Gas and Oil include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf; and

  Access to direct placements and other investments not available through the public markets.

July 30, 2008

DEAR FELLOW STOCKHOLDERS,

This month marks a year since we introduced Tortoise Gas and Oil Corp. (the Fund). We believe our portfolio companies are generally delivering attractive distribution growth, which allowed the Fund to declare a second quarter distribution of $0.2625. This distribution represents a 7.0 percent annualized yield on the $15.00 initial private placement offering price. Our net asset value per share as of June 30, 2008 was $13.24(1) which compares favorably to our $12.99 net asset value per share for the quarter ended May 31, 2008.

For the quarter ended May 31, 2008, the Fund and the oil and gas MLP sector rebounded with Tortoise Gas and Oil producing a net asset value total return(2) of 7.3 percent and the Wachovia Oil and Gas MLP Total Return Index (the Index) increasing 8.1 percent. Our Fund’s total return since inception through the quarter ended May 31, 2008, was -8.7 percent compared to the Index’s total return of -26.3 percent. The Index returns are based on market value including the reinvestment of quarterly distributions. We believe we have out-performed the Index since our inception because of our portfolio selection and risk management efforts.

Market Overview
We believe that oil and gas MLP companies are generally benefiting from strong commodity prices, increased drilling activity and low interest rates, which are collectively expected to result in increased distributions. Challenges in the current market prices of the sector reflect a concern over short-term decline in consumer demand for gasoline and other refined products, rising steel prices due to increased worldwide demand and labor shortages and technical issues such as selling pressures from short-term investors. As the credit markets stabilize and economic conditions improve, we believe these challenges will dissipate. In our view, we are well situated to provide capital to the sector through the ups and downs of the market cycle. Aside from these issues, we are pleased with the strong underlying fundamental financial performance of our portfolio companies and the oil and gas MLP sector which currently averages a yield of slightly over 9.4%. As of today, four of our portfolio companies have announced their second quarter distributions resulting in an average growth from the last quarter of 6% and 25% year over year.

(1)	Private investments are held at previous quarters valuation.
(2)	Total investment return is equal to the change in net asset value per share plus distributions to common stockholders.

2008 2nd Quarter Report     1

Conclusion
Our goal continues to be completing an initial public offering (IPO) at the earliest opportunity. We filed the initial registration statement on Oct. 17, 2007, and on May 20, 2008, we filed our first amendment to the registration statement, which is available at www.sec.gov. As part of our evolution to becoming a publicly traded company, we have named Ed Russell President of Tortoise Gas and Oil Corp. Ed also serves as President of Tortoise Capital Resources Corp. (NYSE:TTO). We will continue to monitor the capital markets for an opportunity to complete our public offering and will keep you posted on our progress.

In November 2007, we sent you a notice which provided you an opportunity to either sell a portion or all of your common shares as a part of the IPO or have your shares included in a resale registration statement that we committed to file within 30 days following the planned IPO. Given the lapse of time since that notice, we plan to again ask for your preference regarding registration of your shares in an IPO. This request would replace any prior indications of registration preference.

We appreciate your trust and confidence during these challenging market conditions.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Gas and Oil Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2     Tortoise Gas and Oil Corp.

SCHEDULE OF INVESTMENTS (Unaudited)

	May 31, 2008
	Shares	Fair Value
Limited Partnerships and Limited
Liability Companies — 132.0%(1)

Oil and Gas Production — 112.9%(1)
BreitBurn Energy Partners L.P.	85,976	$1,848,484
BreitBurn Energy Partners L.P.(2)	740,740	15,911,095
EV Energy Partners, L.P.	99,988	3,124,625
Encore Energy Partners LP	311,200	8,088,088
Legacy Reserves, LP	1,091,848	25,145,260
Linn Energy, LLC	658,517	14,928,580
NRPC Properties, LLC(2)(3)	250,000	5,000,000
Pioneer Southwest Energy Partners L.P.	115,790	2,244,010
Quest Energy Partners, L.P.	306,800	5,138,900
		81,429,042
Midstream Energy Infrastructure — 19.1%(1)
Copano Energy, L.L.C.	115,407	4,252,748
MarkWest Energy Partners, L.P.	13,900	501,234
Quest Midstream Partners, L.P.(2)(3)	465,000	7,905,000
TC PipeLines, LP	31,710	1,120,949
		13,779,931
Total Limited Partnerships and Limited Liability Companies
(Cost $96,927,568)		95,208,973

Short-Term Investment — 0.1%(1)

Investment Company — 0.1%(1)
First American Government Obligations Fund — Class Y, 1.99%(4)
Cost ($54,941)	54,941	54,941
Total Investments (Cost $96,982,509) — 132.1%(1)		95,263,914
Liabilities in Excess of Cash and Other Assets — (32.1%)(1)		(23,181,603)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$72,082,311

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $28,816,095 which represents 40.0% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Private company.
(4)	Rate indicated is the current yield as of May 31, 2008.

See accompanying Notes to Financial Statements.

2008 2nd Quarter Report     3

STATEMENT OF ASSETS & LIABILITIES (Unaudited)

May 31, 2008
Assets
Investments at fair value (cost $96,982,509)	$95,263,914
Receivable for investments sold	1,865,340
Interest receivable	865
Deferred tax asset	843,604
Prepaid expenses	131,753
Total assets	98,105,476

Liabilities
Advisory fees payable	151,806
Deferred advisory fees	251,802
Payable for investments purchased	2,322,402
Distribution payable to common stockholders	1,457,025
Accrued expenses and other liabilities	228,881
Short-term borrowings	21,600,000
Current tax liability	11,249
Total liabilities	26,023,165
Net assets applicable to common stockholders	$72,082,311

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 5,550,571 shares issued and
outstanding (100,000,000 shares authorized)	$5,551
Additional paid-in capital	73,569,325
Accumulated net investment loss, net of income taxes	(714,353)
Undistributed realized gain, net of income taxes	287,317
Net unrealized loss on investments, net of income taxes	(1,065,529)
Net assets applicable to common stockholders	$72,082,311

Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$12.99

See accompanying Notes to Financial Statements.

4     Tortoise Gas and Oil Corp.

STATEMENT OF OPERATIONS (Unaudited)

Period from
December 1, 2007
through
May 31, 2008
Investment Income
Distributions from investments	$3,924,019
Less return of capital on distributions	(3,626,159)
Net distributions from investments	297,860
Dividends from money market mutual funds	2,258
Total Investment Income	300,118
Operating Expenses
Advisory fees	658,965
Professional fees	117,795
Directors’ fees	29,580
Administrator fees	26,575
Reports to stockholders	23,966
Fund accounting fees	13,508
Registration fees	10,387
Stock transfer agent fees	1,019
Custodian fees and expenses	3,009
Other expenses	13,969
Total Operating Expenses	898,773
Interest expense	553,527
Total Expenses	1,452,300
Net Investment Loss before Income Taxes	(1,152,182)
Deferred tax benefit	437,829
Net Investment Loss	(714,353)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	463,414
Deferred tax expense	(176,097)
Net realized gain on investments	287,317
Net unrealized appreciation of investments	3,396,497
Deferred tax expense	(1,290,669)
Net unrealized appreciation of investments	2,105,828
Net Realized and Unrealized Gain on Investments	2,393,145
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$1,678,792

See accompanying Notes to Financial Statements.

2008 2nd Quarter Report     5

STATEMENT OF CHANGES IN NET ASSETS

	Period from	Period from
	December 1, 2007	July 19, 2007(1)
	through	through
	May 31, 2008	November 30, 2007
	(Unaudited)
Operations
Net investment income (loss)	$(714,353)	$193,194
Net realized gain on investments	287,317	—
Net unrealized appreciation (depreciation) of investments	2,105,828	(3,171,357)
Net increase (decrease) in net assets applicable
to common stockholders resulting from operations	1,678,792	(2,978,163)
Distributions to Common Stockholders
Net investment income	—	(166,961)
Return of capital	(2,733,656)	(1,054,165)
Total distributions to common stockholders	(2,733,656)	(1,221,126)
Capital Stock Transactions
Proceeds from initial private offering of
5,524,256 common shares	—	82,863,840
Underwriting discounts and offering costs associated
with the issuance of common stock	—	(5,870,218)
Net increase in net assets, applicable to common
stockholders, from capital stock transactions	—	76,993,622
Total increase (decrease) in net assets applicable to
common stockholders	(1,054,864)	72,794,333
Net Assets
Beginning of period	73,137,175	342,842
End of period	$72,082,311	$73,137,175
Accumulated net investment loss, net of
income taxes, at the end of period	$(714,353)	$—

(1)	Commencement of Operations.

See accompanying Notes to Financial Statements.

6     Tortoise Gas and Oil Corp.

STATEMENT OF CASH FLOWS (Unaudited)

Period from
December 1, 2007
through
May 31, 2008
Cash Flows From Operating Activities
Distributions received from investments	$3,924,019
Dividend income received	2,944
Excess distribution repaid	(255,292)
Purchases of long-term investments	(9,596,826)
Proceeds from sales of long-term investments	5,975,661
Proceeds from sales of short-term investments, net	106,952
Interest expense paid	(542,715)
Current tax expense paid	(15,151)
Operating expenses paid	(722,961)
Net cash used in operating activities	(1,123,369)

Cash Flows From Financing Activities
Advances from revolving line of credit	10,400,000
Repayments on revolving line of credit	(8,000,000)
Distributions paid to common stockholders	(1,276,631)
Net cash provided by financing activities	1,123,369
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—

2008 2nd Quarter Report     7

STATEMENT OF CASH FLOWS (Unaudited)
(Continued)

Period from
December 1, 2007
through
May 31, 2008
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net
cash used in operating activities
Net increase in net assets applicable to common stockholders
resulting from operations	$1,678,792
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(9,596,826)
Return of capital on distributions received	3,626,159
Proceeds from sales of long-term investments	7,841,001
Proceeds from sales of short-term investments, net	106,952
Deferred tax expense	1,028,937
Net unrealized appreciation of investments	(3,396,497)
Net realized gains on investments	(463,414)
Changes in operating assets and liabilities:
Decrease in interest receivable	686
Increase in prepaid expenses	(73,759)
Increase in receivable for investments sold	(1,865,340)
Increase in payable to Adviser	13,438
Increase in deferred advisory fees	214,823
Decrease in current tax liability	(15,906)
Decrease in accrued expenses and other liabilities	(222,415)
Total adjustments	(2,802,161)
Net cash used in operating activities	$(1,123,369)

See accompanying Notes to Financial Statements.

8     Tortoise Gas and Oil Corp.

FINANCIAL HIGHLIGHTS

	Period from	Period from
	December 1, 2007	July 19, 2007(1)
	through	through
	May 31, 2008	November 30, 2007
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$13.18	$—
Initial private offering price	—	15.00
Underwriting discounts and offering costs
on initial private offering	—	(1.06)
Income (loss) from Investment Operations:
Net investment income (loss)(3)	(0.13)	0.03
Net realized and unrealized gain (loss) on investments(3)	0.43	(0.57)
Total increase (decrease) from investment operations	0.30	(0.54)
Less Distributions to Common Stockholders:
Net investment income	—	(0.03)
Return of capital	(0.49)	(0.19)
Total distributions to common stockholders	(0.49)	(0.22)
Net Asset Value, end of period	$12.99	$13.18
Total Investment Return(4)	2.28%	(10.67)%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data from July 19, 2007 through November 30, 2007 does not reflect the change in estimate of investment income and return of capital. See Note 2E to the financial statements for further disclosure.
(4)	Not annualized for periods less than a year. Total investment return is calculated assuming a purchase of common stock at net asset value per share at the beginning of the period and a sale at net asset value per share, end of period. The calculation also includes distributions to common stockholders.

2008 2nd Quarter Report     9

FINANCIAL HIGHLIGHTS
(Continued)

	Period from	Period from
	December 1, 2007	July 19, 2007(1)
	through	through
	May 31, 2008	November 30, 2007
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$72,082	$73,137
Ratio of expenses (including current and deferred income taxes and deferred advisory fees) to average net assets (5)(6)(7)	7.19%	(4.14)%
Ratio of expenses (excluding current and deferred income taxes) to average net assets (5)(8)(9)	4.21%	2.28%
Ratio of expenses (excluding current and deferred income taxes and deferred advisory fees) to average net assets (5)(8)(9)	3.59%	2.15%
Ratio of net investment income (including current and deferred income taxes and deferred advisory fees) to average net assets (5)(6)(7)	(6.32)%	7.44%
Ratio of net investment income (excluding current and deferred income taxes) to average net assets (5)(8)(9)	(3.34)%	1.02%
Ratio of net investment income (excluding current and deferred income taxes and deferred advisory fees) to average net assets (5)(8)(9)	(2.72)%	1.15%
Portfolio turnover rate(5)	17.39%	0.00%
Short-Term Borrowings, end of period (000’s)	$21,600	$19,200
Asset coverage, per $1,000 of principal amount of short-term borrowings(10)	$4,337	$4,809
Asset coverage ratio of short-term borrowings(10)	434%	481%

(5)	Annualized for periods less than one full year.
(6)	For the period from December 1, 2007 through May 31, 2008, the Company accrued $1,028,937 in net deferred tax expense. For the period from July 19, 2007 through November 30, 2007 the Company accrued $27,155 in current tax expense and $1,872,541 in net deferred tax benefit.
(7)	The Company accrued $214,823 and $36,979 in deferred advisory fees for the period from December 1, 2007 through May 31, 2008 and for the period from July 19, 2007 through November 30, 2007, respectively.
(8)	The ratio excludes the impact of current and deferred income taxes.
(9)	The ratio excludes the impact of deferred advisory fees.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of period.

See accompanying Notes to Financial Statements.

10     Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2008

1. Organization
Tortoise Gas and Oil Corporation (the “Company”) was organized as a Maryland corporation on May 22, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return through capital appreciation and current income. The Company seeks to provide stockholders with an efficient vehicle to invest in a portfolio consisting of privately held companies and publicly traded limited partnerships (“LPs”) and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. The Company commenced operations on July 19, 2007. The Company filed its initial registration statement with the Securities and Exchange Commission on October 17, 2007 and intends to offer common stock through a public offering as soon as practicable after the effective date of the registration statement, assuming market conditions permit.

2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation
The Company invests in illiquid securities including debt and equity securities of privately-held companies. These investments generally are subject to restrictions on resale, have no established trading market and are fair valued on a quarterly basis. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by the Company’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. The Company’s Board of Directors may consider other methods of valuing investments as appropriate and in conformity with U.S. generally accepted accounting principles.

Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have a material impact on its financial condition or results of operations.

Consistent with SFAS 157, the Company determines fair value to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Also in accordance with SFAS 157, the Company has determined the principal market, or the market in which the Company exits its portfolio investments with the greatest volume and level of activity, to be the private secondary market. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value.

2008 2nd Quarter Report     11

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

For private company investments, value is often realized through a liquidity event of the entire company. Therefore, the value of the company as a whole (enterprise value) at the reporting date often provides the best evidence of the value of the investment and is the initial step for valuing the Company’s privately issued securities. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. In determining the enterprise value of a portfolio company, the Company prepares an analysis consisting of traditional valuation methodologies including market and income approaches. The Company considers some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive its estimate of enterprise value.

The fair value of investments in portfolio companies is determined based on various factors, including enterprise value and other pertinent factors and observable market transactions such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values will generally be discounted when the Company has a minority position, is subject to restrictions on resale, has specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.

For equity and equity-related securities that are freely tradable and listed on a securities exchange, the Company fair values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity (and hence its fair value). Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

The Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of private investments:

  The quarterly valuation process begins with each investment being initially valued by the Valuation Officer of the Adviser. As part of this process, materials are prepared containing the supporting analysis, which are reviewed by the investment professionals of the Adviser;

  The Investment Committee of the Adviser reviews the preliminary valuations, and the Valuation Officer of the Adviser considers and assesses, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by the Investment Committee of the Adviser;

  An independent valuation firm engaged by the Board of Directors to provide third-party valuation consulting services performs certain limited procedures that the Board of Directors has identified and asked it to perform on a selection of these valuations as determined by the Board of Directors. For the quarter ended May 31, 2008, the independent valuation firm provided limited procedures on one portfolio company comprising approximately 27.4 percent of the total restricted investments at fair value as of May 31, 2008. Upon completion of the limited

12     Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

  procedures, the independent valuation firm concluded that the fair value of the investment subjected to the limited procedures did not appear to be unreasonable; and

  The Board of Directors assesses the valuations and ultimately determines the fair value of each investment in the Company’s portfolio in good faith.

C. Interest Income
Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest (in which case the Company chooses payment-in-kind in lieu of cash), the Company will accrue interest income during the life of the investment, even though the Company will not necessarily be receiving cash as the interest is accrued.

D. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions received from the Company’s investments in limited partnerships and limited liability companies generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information available from each company and/or industry sources. These estimates may subsequently be revised based on information received from the entities after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.

Subsequent to November 30, 2007, the Company reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual portfolio companies. This reclassification amounted to a decrease in pre-tax net investment income and an increase in unrealized appreciation of investments of approximately $249,000 or $0.04 per share ($154,000 or $0.03 per share, net of deferred taxes).

Subsequent to the period ended February 29, 2008, the Company reclassified the amount of investment income and return of capital reported in the current fiscal year based on its revised 2008 estimates. This reclassification amounted to a decrease in pre-tax net investment income of approximately $134,800 or $0.024 per share ($83,600 or $0.015 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $127,700 or $0.023 per share ($79,200 or $0.014 per share, net of deferred tax expense); and an increase in realized gains of approximately $7,100 or $0.001 per share ($4,400 or $0.001 per share, net of deferred tax expense).

E. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The character of distributions made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended November 30, 2007, the Company’s distributions were comprised of 14 percent net investment income and 86 percent return of capital, for book purposes. For the period ended May 31, 2008, the Company’s distributions, for book purposes, were comprised of 100 percent return of capital. For the period ended November 30, 2007, the Company’s distributions, for tax purposes, were comprised of approximately 4.3 percent qualified dividend income and 95.7 percent return of capital. The tax character of distributions paid for the period ended May 31, 2008 will be determined subsequent to November 30, 2008.

2008 2nd Quarter Report     13

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

F. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the regular federal income tax rate for a corporation is 35 percent; however the Company anticipates a marginal effective tax rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in limited partnerships (“LPs”) or limited liability companies (“LLCs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner, the Company reports its allocable share of taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on, among other factors, the expectation of sufficient future taxable income.

Additionally, the Company accounts for uncertain tax positions under the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and if so, the measurement of tax benefit recognized. As of May 31, 2008, no provision was deemed necessary under FIN 48. The Company’s policy is to record interest and penalties on uncertain tax positions, if any, as part of tax expense. All tax years since inception remain open to examination by Federal and State tax authorities.

G. Organization Expenses and Offering Costs
The Company is responsible for paying all organizational expenses and offering costs. Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued.

H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration of Risk
The Company’s investment objective is to provide stockholders with a high level of total return through a combination of capital appreciation and current income. Under normal circumstances, the Company invests at least 80 percent of total assets (including assets obtained through leverage) in equity securities of companies that derive a majority of their revenues from gas and

14     Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

oil operations in the upstream and midstream segments of the energy sector. Companies operating in the upstream segment of the energy sector include companies that produce energy resources, including crude oil, natural gas and coal from proved reserves. Companies operating in the midstream segment of the energy sector include companies in the business of transporting, processing, storing, distributing or marketing energy resources or liquids derived therefrom. The Company may invest up to 100 percent of total assets in restricted securities purchased directly from issuers. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser an advisory fee consisting of the sum of a Non-Exchange Tradable Fee and an Other Investments Fee.

Managed Assets represents the total assets of the Company (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than deferred taxes, deferred advisory fees, debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred stock).

Non-Exchange Tradable Investments are those investments, held during any portion of the period:

(a)	that are not listed on an established stock exchange or an electronic equities securities market; or

(b)	as to which the Company is subject to a contractual constraint on its ability to resell such security on an established stock exchange or an electronic equities securities market or

(c)	that are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “1933 Act”)) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which the Company does not then have a currently exercisable contractual right to demand registration under the 1933 Act for a possible resale.

The Non-Exchange Tradable Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the fair value of all Non-Exchange Tradable Investments and the denominator of which is total investments and (ii) 0.50 percent on a quarterly basis (to provide an annualized fee of 2 percent). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the fair value of all Other Investments and the denominator of which is total investments and (ii) 0.25 percent on a quarterly basis (to provide an annualized fee of 1 percent).

The advisory fee is calculated and accrued daily and paid quarterly in arrears within five (5) days of the end of each calendar quarter; provided, however, that the cash amount paid to the Adviser in any calendar quarter shall never exceed 0.375 percent of Managed Assets (1.5 percent on an annualized basis) for that quarter. Advisory fees for any amount determined as payable to the Adviser during any calendar quarter but not actually paid may be payable to the Adviser as a part of the next payment of the advisory fee for which the limitation would permit all or a portion of the deferred payment. At termination of the agreement, the Company shall pay the Adviser all previously accrued and unpaid advisory fees without regard to the limitation on payment. As of May 31, 2008, no payments of such amounts have been deferred pursuant to this provision.

In addition, the amounts paid to the Adviser for each of the first eight calendar quarters after commencement of operations (July 19, 2007) shall be calculated as though the Non-Exchange Tradable Fee is 0.25 percent on a quarterly basis (to provide an annualized advisory fee of 1 percent).

2008 2nd Quarter Report     15

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

Any amounts that exceed the annualized advisory fee of 1 percent shall be deferred and paid to the Adviser beginning with the ninth calendar quarter payment and continuing thereafter until the total amount deferred has been paid to the Adviser, subject to the limitation discussed above. As of May 31, 2008, payment of $251,802 has been deferred pursuant to this provision.

The Adviser has been engaged as the Company’s administrator. The Company pays the administrator a quarterly fee equal to an annual rate of 0.06 percent of aggregate average daily Managed Assets up to and including $100,000,000, 0.04 percent of aggregate average daily Managed Assets on the next $250,000,000, and 0.03 percent on the balance of aggregate average daily Managed Assets, subject to a minimum annual fee of $45,000.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s fund accounting services provider. The Company pays the provider a monthly fee computed at an annual rate of $24,000 on the first $50,000,000 of the Company’s net assets, 0.0125 percent on the next $200,000,000 of net assets and 0.0075 percent on the balance of the Company’s net assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and agent for the automatic dividend reinvestment plan. Its affiliate, Computershare Inc., serves as the Company’s dividend paying agent.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets.

5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2008, are as follows:

Deferred tax assets:
Net unrealized loss on investments	$653,066
Organization costs	22,499
Net operating loss	675,650
1,351,215
Deferred tax liability:
Basis reduction of investments	507,611
Total net deferred tax asset	$843,604

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss, realized gains and unrealized gains on investments before taxes for the period ended May 31, 2008, as follows:

Application of statutory income tax rate	$920,628
State income expense, net of federal tax benefit	108,309
Total	$1,028,937

At May 31, 2008, a valuation allowance was not recorded because the Company believes it is more likely than not that there is an ability to realize its deferred assets.

16     Tortoise Gas and Oil Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

For the period from December 1, 2007 to May 31, 2008, the components of income tax expense include deferred federal and state income taxes (net of federal benefit) of $920,628 and $108,309, respectively. The amount of deferred tax asset for the net operating losses at May 31, 2008 represents an estimated amount for the period from December 1, 2007 to May 31, 2008.

As of May 31, 2008, the aggregate cost of securities for federal income tax purposes was $95,646,691. At May 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $5,432,813, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $5,815,590 and the net unrealized depreciation was $382,777.

6. Fair Value of Financial Instruments
Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of May 31, 2008. These assets are measured on a recurring basis.

Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	May 31, 2008	(Level 1)	(Level 2)	(Level 3)
Investments	$ 95,263,914	$ 66,447,819	$ 15,911,095	$ 12,905,000

	Fair Value Measurements Using
	Significant Unobservable Inputs (Level 3)
	Investments
	For the three months ended
	February 29, 2008	May 31, 2008
Fair value beginning balance	$8,602,500	$8,137,500
Total unrealized losses included in net increase (decrease) in
net assets applicable to common stockholders	(360,173)	(135,176)
Purchases, issuances, and settlements	—	5,000,000
Return of capital adjustments impacting cost basis of security	(104,827)	(97,324)
Transfers in (out) of Level 3	—	—
Fair value ending balance	$8,137,500	$12,905,000

2008 2nd Quarter Report     17

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

7. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit and percent of net assets which the securities comprise at May 31, 2008.

						Fair
					Fair	Value as
					Value	Percent
		Number	Acquisition	Acquisition	Per	of Net
Investment Security		of Units	Date	Cost	Unit	Assets
BreitBurn Energy
Partners L.P.	Common Units	740,740	10/30/07	$19,999,980	$21.48	22.1%
NRPC Properties, LLC	Common Units	250,000	03/18/08	5,000,000	20.00	6.9
Quest Midstream
Partners, L.P.	Common Units	465,000	10/30/07	9,300,000	17.00	11.0
				$34,299,980		40.0%

8. Investment Transactions
For the period from December 1, 2007 to May 31, 2008, the Company purchased securities (at cost) and sold securities (proceeds) in the amount of $9,596,826 and $7,841,001 (excluding short-term securities), respectively.

9. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 5,550,571 shares outstanding at May 31, 2008 and November 30, 2007.

10. Credit Facility
On October 31, 2007, the Company entered into a $25,000,000 secured committed credit facility maturing October 31, 2008, with U.S. Bank, N.A. The credit facility has a variable annual interest rate equal to the one-month LIBOR plus 1.50 percent and a non-usage fee equal to an annual rate of 0.25 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period from December 1, 2007 through May 31, 2008 was approximately $22,300,000 and 4.87 percent, respectively. At May 31, 2008, the principal balance outstanding was $21,600,000 at an interest rate of 3.96 percent.

11. Subsequent Event
On June 2, 2008, the Company paid a distribution in the amount of $0.2625 per common share, for a total of $1,457,025.

18     Tortoise Gas and Oil Corp.

ADDITIONAL INFORMATION (Unaudited)

Stockholder Meeting
The annual meeting of stockholders was initially held on April 28, 2008. A quorum to conduct business was not present and the meeting was adjourned to May 28, 2008. At the May 28, 2008 meeting, a quorum was not present, no business was conducted and the meeting was not adjourned to a later date. However, Conrad Ciccotello continues as a director until his successor is elected and qualified, and Ernst & Young LLP will serve as the independent registered public accountants to audit the accounts of the Company for the fiscal year ending November 30, 2008.

Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended May 31, 2008, the aggregate compensation paid by the Company to the independent directors was $37,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company may trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and (ii) on the SEC’s Web site at www.sec.gov.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made its initial filing for the period ending June 30, 2008, it will be required to make such filing on an annual basis. Information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You will also be able to access this information on the SEC’s Web site at www.sec.gov.

Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

2008 2nd Quarter Report     19

ADDITIONAL INFORMATION (Unaudited)
(Continued)

Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

20     Tortoise Gas and Oil Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Gas and Oil Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER AGENT/DIVIDEND
DISBURSING AGENT
Computershare Trust Company, N.A.
c/o Computershare Inc./Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 5/31/08
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise Gas	Private	Privately-held and	Retirement Accounts	$98
and Oil Corp.	July 2007	Publicly-traded U.S. Energy	Pension Plans
		Infrastructure Companies	Taxable Accounts
Tortoise Energy	TYG	Public U.S. Energy	Retirement Accounts	$1,213
Infrastructure Corp.	Feb. 2004	Infrastructure	Pension Plans
			Taxable Accounts
Tortoise Energy	TYY	Public U.S. Energy	Retirement Accounts	$853
Capital Corp.	May 2005	Infrastructure	Pension Plans
			Taxable Accounts
Tortoise North	TYN	Public Canadian and U.S.	Taxable Accounts	$204
American Energy Corp.	Oct. 2005	Energy Infrastructure
Tortoise Capital	TTO	Private and Micro Cap	Retirement Accounts	$167
Resources Corp.	Dec. 2005	Public U.S. Energy	Pension Plans
	(Feb. 2007 – IPO)	Infrastructure Companies	Taxable Accounts

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Gas and Oil Corp.

11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors. com

…Steady Wins®

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
12/1/07-12/31/07
Month #2	0	0	0	0
1/1/08-1/31/08
Month #3	0	0	0	0
2/1/08-2/29/08
Month #4	0	0	0	0
3/1/08-3/31/08
Month #5	0	0	0	0
4/1/08-4/30/08
Month #6	0	0	0	0
5/1/08-5/31/08
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Gas and Oil Corporation

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

Date July 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

Date July 31, 2008

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date July 31, 2008